REGULATORY MATTERS	12 Months Ended
Dec. 31, 2015
Regulatory Capital Requirements [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]
NOTE 16   REGULATORY MATTERS

The Bank is subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements will initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Corporation’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the banks must meet specific capital guidelines that involve quantitative measures of the banks’ assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators regarding components, risk weighting and other factors.

In measuring the adequacy of capital, assets are generally weighted for risk. Certain assets, such as cash and U.S. government securities, have a risk weighting of 0%. Others, such as commercial and consumer loans, are risk weighted at 100%. Risk weightings are also assigned for off-balance sheet items such as loan commitments. The various items are multiplied by the appropriate risk-weighting to determine risk-adjusted assets for the capital calculations. For the leverage ratio, average quarterly assets are used and are not risk-weighted.

If an institution fails to remain well-capitalized, it will be subject to a series of restrictions that increase as the capital condition worsens. For instance, federal law generally prohibits a depository institution from making any capital distribution, including the payment of a dividend or paying any management fee to its holding company, if the depository institution would be undercapitalized as a result. Undercapitalized depository institutions may not accept brokered deposits absent a waiver from the FDIC, are subject to limitations, and are required to submit a capital restoration plan for approval, which must be guaranteed by the institution’s parent holding company. Significantly undercapitalized depository institutions may be subject to a number of requirements and restrictions, including orders to sell sufficient voting stock to become adequately capitalized, requirements to reduce total assets, and cessation of receipt of deposits from correspondent banks. Critically undercapitalized institutions are subject to the appointment of a receiver or conservator.

In December 2010, the Basel Committee on Banking Supervision issued final rules to global regulatory standards on bank capital adequacy and liquidity (commonly referred to as “Basel III”) previously agreed on by the Group of Governors and Heads of Supervision (the oversight body of the Basel Committee). U.S. federal banking agencies adopted final rules during 2013 to bring U.S. banking organizations into compliance with Basel III. The new rules were effective for the Bank beginning January 1, 2015, subject to a phase-in period for certain provisions extending through January 1, 2019. Under the new rules the Bank will be subject to new capital requirements that include:

•	Creation of a new required ratio for common equity Tier 1 (“CET 1”) capital.

•	An increase to the minimum Tier 1 capital ratio.

•	Changes to risk-weightings of certain assets for purposes of the risk-based capital ratios.

•	Creation of an additional capital conservation buffer in excess of the required minimum capital ratios.

•	Changes to what qualifies as capital for purposes of meeting these capital requirements.

Under the new rules, the Bank will be required to maintain additional levels of Tier 1 common equity over the minimum risk-based capital levels before it may pay dividends or pay discretionary bonuses. Under Basel III, the Bank will be required to maintain a minimum CET1 ratio of 4.5% of risk-weighted assets. CET1 consists of common stock, related surplus and retained earnings less certain deductions that primarily include goodwill, other intangible assets and deferred tax assets. These deductions to CET1 will be phased-in over a four-year period beginning at 40% on January 1, 2015 and an additional 20% per year thereafter. The minimum Tier 1 capital ratio increased to 6% from 4%, while the total capital ratio and leverage ratio remained unchanged at 8% and 4%, respectively. Changes to risk-weighted assets include: (i) 150% risk weighting for non-residential mortgage loans past due more than 90 days or classified as nonaccrual; (ii) 150% risk weighting (from 100%) for certain high volatility commercial real estate acquisition, development and construction loans; (iii) a 20% (from 0%) credit conversion factor for the unused portion of commitments with an original maturity of one year or less (except those unconditionally cancellable by the Bank); and, (iv) a 250% (from 100%) risk weighting for mortgage servicing and deferred tax assets that are not deducted from CET1.

In order to avoid restrictions on distributions, including dividend payments and discretionary bonus payments to its executives, the Bank will be required to maintain a capital conservation buffer of an additional 2.5% of risk-weighted assets once fully phased in. The capital conservation buffer is designed to create incentives for banking organizations to conserve capital during periods of economic stress. The addition of the capital conservation buffer effectively results in minimum ratios of 7%, 8.5% and 10.5% for CET1, Tier 1 capital and total capital, respectively, in order to avoid restrictions on distributions and discretionary bonus payments to executives. The capital conservation buffer is set to be phased in over a four year period beginning in 2016 by increments of 0.625% annually until reaching 2.5%. The capital conservation buffer does not apply to the Tier 1 leverage ratio.

Under the new capital rules, the effects of certain accumulated other comprehensive income items included in capital (primarily unrealized gains and losses on available for sale investment securities) are not excluded; however, banks with less than $250 billion in assets were permitted to make a one-time permanent election to continue excluding these items comparable to their prior treatment. The Bank made this election in order to avoid potentially significant fluctuations in its capital levels which can occur from the impact of changing market interest rates on the fair value of the Corporation’s investment securities portfolio.

Consistent with the objective of operating a sound financial organization, the Corporation’s goal is to maintain capital ratios well above the regulatory minimum requirements. At December 31, 2015 actual capital levels and the new regulatory minimum required levels for the Bank were as follows:

			Minimum Required		Minimum Required
			For Capital		To Be Well
(In thousands)	Actual		Adequacy Purposes		Capitalized
December 31, 2015	Amount	Ratio	Amount	Ratio	Amount	Ratio

Common equity Tier 1 risk-based capital [1]	$35,381	11.8%	$13,511	4.5%	$19,516	6.5%

Tier 1 risk-based capital [1]	$35,381	11.8%	$18,015	6.0%	$24,020	8.0%

Total risk-based capital [1]	$39,135	13.0%	$24,020	8.0%	$30,025	10.0%

Tier 1 leverage capital [2]	$35,381	10.6%	$13,383	4.0%	$16,729	5.0%

At December 31, 2014 actual capital levels and minimum required levels for the Bank were as follows: (Minimum required levels in effect at year-end 2014)

			Minimum Required		Minimum Required
			For Capital		To Be Well
(In thousands)	Actual		Adequacy Purposes		Capitalized
December 31, 2014 [3]	Amount	Ratio	Amount	Ratio	Amount	Ratio

Tier 1 risk-based capital [1]	$33,154	11.8%	$11,216	4.0%	$16,824	6.0%

Total risk-based capital [1]	$36,667	13.1%	$22,431	8.0%	$28,039	10.0%

Tier 1 leverage capital [2]	$33,154	10.1%	$13,169	4.0%	$16,461	5.0%

[1]Common equity Tier 1 risk-based, Tier 1 risk-based, and Total risk-based capital ratios are computed by dividing a bank’s common equity Tier 1 capital, Tier 1 capital or Total capital, as defined by regulation, by a risk-weighted sum of the bank’s assets, with the risk weighting determined by general standards established by regulation. The safest assets (e.g. government obligations) are assigned a weighting of 0% with riskier assets receiving higher ratings (e.g. ordinary commercial loans are assigned a weighting of 100%).

[2]Tier 1 leverage capital ratio is computed by dividing a bank’s Tier 1 capital, as defined by regulation, by its total quarterly average assets.

[3]Common equity Tier 1 risk-based capital: not applicable in 2014.

Based on the most recent notifications from its regulators at December 31, 2015 and 2014, the Bank was categorized as “well-capitalized” under the regulatory framework for prompt corrective action. There are no conditions or events since its latest notification that management believes would affect the Bank’s “well-capitalized” status.

Dividend payments to the holding company by its subsidiaries are subject to regulatory review and statutory limitations and, in some instances, regulatory approval. Dividends paid by the Bank are the primary source of funds available to the Corporation for payment of dividends to shareholders and for other working capital needs. Ohio law prohibits the Bank, without the prior approval of the Ohio Division of Financial Institutions, from paying dividends in an amount greater than the lesser of its undivided profits or the total of its net income for that year, combined with its retained net income from the preceding two years. The payment of dividends by any financial institution or its holding company is also affected by the requirement to maintain adequate capital pursuant to applicable capital adequacy guidelines and regulations, and a financial institution generally is prohibited from paying any dividends if, following payment thereof, the institution would be under-capitalized. As described above, the Bank exceeded its minimum capital requirements under applicable guidelines at year-end 2015. The amount of dividends available to the Corporation from the Bank at December 31, 2015, was approximately $15,115,000.